Exhibit 13.1

CERTIFICATION PURSUANT TO 18 U.S.C. §SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the annual report of Envoy Communications Inc. (the “Company”) filed under cover of a Form 20-F/A for the period ended September 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Geoffrey B. Genovese Chairman, President and Chief Executive Officer of the Company, certify that:

     (1)  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 6, 2004

By: /s/ Geoffrey B. Genovese

Geoffrey B. Genovese
Chairman, President and Chief Executive Officer

CERTIFICATION PURSUANT TO 18 U.S.C. §SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the annual report of Envoy Communications Inc. (the “Company”) filed under cover of a Form 20-F/A for the period ended September 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Linda Gilbert, Chief Financial Officer of the Company, certify that:

     (1)  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 6, 2004

By: /s/ Linda Gilbert

Linda Gilbert
Chief Financial Officer